Exhibit 99.2

USG Corporation Second Quarter 2013 Earnings Conference Call and Webcast July 25, 2013

Second Quarter 2013 Earnings Call and Webcast 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this presentation. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K.

Second Quarter 2013 Earnings Call and Webcast 3 USG Corporation Second Quarter 2013 Agenda �� Overview James S. Metcalf �� Financial Results Matthew F. Hilzinger �� Building on the Recovery James S. Metcalf �� Questions �� Closing Remarks James S. Metcalf Chairman, President and CEO Executive VP, Chief Financial Officer Chairman, President and CEO Chairman, President and CEO

James S. Metcalf Chairman, President and CEO

Second Quarter 2013 Earnings Call and Webcast 5 Second Quarter 2013 Results Net Sales North American Gypsum 573 473 100 Worldwide Ceilings 159 150 9 Building Products Distribution 319 293 26 Eliminations (135) (118) (17) Total USG Corporation 916 798 118 Operating Profit/(Loss) North American Gypsum 67 31 36 Worldwide Ceilings 26 19 7 Building Products Distribution 1 (7) 8 Corporate & Eliminations (20) (15) (5) Total USG Corporation 74 28 46 $ Millions 2Q12¹ 2Q13 Change 1 Prior period amounts have been adjusted to reflect our former European operations as discontinued operations

Second Quarter 2013 Earnings Call and Webcast 6 Strategic Priorities �� Strengthen our core businesses �� Diversify the sources of our earnings �� Select emerging markets �� Adjacent products/systems �� Differentiate through innovation

Matthew F. Hilzinger Executive VP, Chief Financial Officer

Second Quarter 2013 Earnings Call and Webcast 8 Q2 2013 Consolidated Financial Results Net sales 916 798 Gross profit 151 102 % of net sales 17% 13% SG&A 76 74 Operating profit 74 28 Interest expense 50 52 Net income/(loss) 25 (57) Diluted EPS 0.22 (0.53) Restructuring and impairment charges 1 - Loss on extinguishment of debt - 41 Adjusted net income/(loss)* 26 (18) $ Millions (except EPS) 2Q 20121 2Q 2013 1 Prior period amounts have been adjusted to reflect our former European operations as discontinued operations * See reconciliation to GAAP net income/(loss) on slide 14

Second Quarter 2013 Earnings Call and Webcast North American Gypsum Q2 2013 Highlights �� Highest level of quarterly operating profit since Q2 2007 �� Wallboard volume increase of 12% �� Joint Compound volume growth of 17% �� Durock volume gains of 29% 9 $ (in millions) Q2 2013 Q2 2012 Variance Net Sales $573 $473 $100 Operating Profit $67 $31 $36 Restructuring/ Impairment $1 $1 - Adjusted Operating Profit* $68 $32 $36 DD&A $29 $28 $1 $0 $20 $40 $60 $80 0 200 400 600 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Operating Profit ($MM) Revenue ($MM) Revenue Profit Q2 2012 Operating Profit $31 US Wallboard Margin $27 US Wallboard Volume $5 CGC/Mexico $5 GTL $5 Natural Gas MTM/Other ($6) Q2 2013 Operating Profit $67 * See reconciliation to GAAP operating profit/(loss) on slide 13

Second Quarter 2013 Earnings Call and Webcast Worldwide Ceilings 10 $0 $10 $20 $30 0 75 150 225 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Operating Profit ($MM) Revenue ($MM) Revenue Profit $ (in millions) Q2 2013 Q2 20121 Variance Net Sales $159 $150 $9 Operating Profit $26 $19 $7 Restructuring/ Impairment - $1 ($1) Adjusted Operating Profit* $26 $20 $6 DD&A $4 $4 - Q2 2013 Highlights �� Margin and volume improvement with both Tile and Grid �� Mix shift towards higher performing products �� 9% sales growth in USG International Q2 2012 Operating Profit $19 Tile & Grid Volume $2 Tile & Grid Margin $5 Environmental ($3) USG International $2 Restructuring $1 Q2 2013 Operating Profit $26 1 Prior period amounts have been adjusted to reflect our former European operations as discontinued operations * See reconciliation to GAAP operating profit/(loss) on slide 13

Second Quarter 2013 Earnings Call and Webcast Building Products Distribution 11 ($20) ($10) $0 $10 $20 0 100 200 300 400 Q2 2012 Q3 2012* Q4 2012 Q1 2013 Q2 2013 Operating Profit ($MM) Revenue ($MM) Revenue Profit $ (in millions) Q2 2013 Q2 2012 Variance Net Sales $319 $293 $26 Operating Profit $1 ($7) $8 Restructuring/ Impairment - ($2) $2 Adjusted Operating Profit* $1 ($9) $10 DD&A $3 $3 - Q2 2013 Highlights �� First quarter of operating profit since Q3 of 2008 �� Same store sales up 13% vs. 2Q12 �� $5 million growth in non-wallboard operating profit Q2 2012 Operating Loss ($7) Wallboard $5 Non-wallboard products $5 Restructuring ($2) Q2 2013 Operating Profit $1 * See reconciliation to GAAP operating profit/(loss) on slide 13

Second Quarter 2013 Earnings Call and Webcast 12 Cash flow provided by (used for) operations (45) (17) Capital Expenditures (46) (28) Investments and Loans to JVs (5) (15) Acquisition of Mining Rights (17) (16) Other (-) (2) Adjusted cash flow (used for) investing activities* (68) (61) Cash flow (used for) financing activities (3) (41) Effect of exchange rate on cash (7) 2 Adjusted increase/(decrease) in cash and (123) (117) cash equivalents* 6/30/13 6/30/12 Cash and cash equivalents and 554 533 marketable securities Total liquidity 846 745 Total debt 2,312 2,312 USG Corporation Other Consolidated Results $ Millions 6 months ended June 30, 2012 6 months ended June 30, 2013 * US GAAP measure of net cash provided by (used for) investing activities was ($75MM) in 2013 and $96MM in 2012 and includes net (purchases)/sales of marketable securities of ($7MM) in 2013 and $157MM in 2012

Second Quarter 2013 Earnings Call and Webcast Adjusted Operating Profit/(Loss) Reconciled to GAAP Operating Profit/(Loss)* 13 2Q121 2Q13 Adjusted operating profit (loss) North American Gypsum 68 32 36 Worldwide Ceilings 26 20 6 Building Products Distribution 1 (9) 10 Corporate & Eliminations (20) (15) (5) TOTAL 75 28 47 Restructuring and Asset Impairment Charges North American Gypsum 1 1 - Worldwide Ceilings - 1 1 Building Products Distribution - (2) (2) Corporate & Eliminations - - - TOTAL 1 - (1) Reported GAAP operating profit (loss) North American Gypsum 67 31 36 Worldwide Ceilings 26 19 7 Building Products Distribution 1 (7) 8 Corporate & Eliminations (20) (15) (5) TOTAL 74 28 46 Change $ Millions 1 Prior period amounts have been adjusted to reflect our former European operations as discontinued operations * References to Adjusted Operating Profit (Loss) are non-GAAP measures. Management believes this information provides investors with a more useful comparison of the corporation's ongoing business performance.

Second Quarter 2013 Earnings Call and Webcast Adjusted Net Income/(Loss) Reconciled to GAAP Net Income/(Loss)* 14 2Q12 2Q13 Net Income/(Loss) – GAAP Measure 25 (57) 82 Less: Income from discontinued operations, net of tax - (2) 2 Add Back: Restructuring Charges 1 – 1 Loss on extinguishment of debt - 41 (41) Adjusted Net Income/(Loss) – Non-GAAP Measure 26 (18) 44 Change $ Millions * Adjusted Net Income (Loss) is a non-GAAP financial measure. We present Adjusted Net Income (Loss) to provide additional information regarding our current financial and operating performance because the measure excludes certain items that may not be indicative of the company's core operating results. In addition, Adjusted Net Income (Loss) is utilized by the company in evaluating operating performance.

James S. Metcalf Chairman, President and CEO

Second Quarter 2013 Earnings Call and Webcast Building on the Recovery �� Residential recovery remains intact, but headwinds may suppress the rate of recovery �� Well positioned to capture Repair and Remodel growth via big box partnerships �� Anticipate continued volatility in commercial segment, but well positioned for recovery 16

Questions?

James S. Metcalf Chairman, President and CEO